Property and equipment net (Tables)	12 Months Ended
Sep. 30, 2023
Property and equipment net
Schedule of property, plant and equipment, stated at cost less accumulated depreciation
	As of	As of
	September 30,	September 30,
	2023	2022

Machinery and equipment	$62,973	$64,449
Transportation equipment	48,009	49,241
Office equipment	19,492	20,254
Subtotal	130,474	133,944
Accumulated depreciation	(105,942)	(89,076)
Total	$24,532	$44,868